UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 10, 2012

 GSR Mortgage Loan Trust 2005-5F
(Issuing Entity)

                      GS Mortgage Securities Corp.
 (Exact Name of Depositor as Specified in its Charter)

                            Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

                     GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120274	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                    85 Broad Street, New York, New York  10004
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the Master Servicing and Trust Agreement (the “Trust Agreement”), dated as of May 1, 2005, among GS Mortgage Securities Corp., as depositor (the “Depositor”), U.S. Bank National Association, as successor trustee to Wachovia Bank, National Association (the “Trustee”), The Bank of New York Mellon, as successor securities administrator to JPMorgan Chase Bank, National Association (in such capacity, the “Securities Administrator”), and The Bank of New York Mellon, as successor master servicer to JPMorgan Chase Bank, National Association (in such capacity, the “Master Servicer”), as amended by Amendment No. 1 dated as of August 1, 2005 (“Amendment No. 1”) relating to GSR Mortgage Loan Trust 2005-5F (the “Trust Fund”).  The Trust Agreement was previously filed on Form 8-K on June 10, 2005 and Amendment No. 1 was previously filed on Form 8-K/A on August 2, 2005.

On October 10, 2012, the Depositor, the Trustee, the Securities Administrator and the Master Servicer entered into an amendment to the Trust Agreement (“Amendment No. 2” and, together with the Trust Agreement and Amendment No. 1, the “Agreement”) to correct an error therein with regard to the allocation of Realized Losses to the Class 8A-2 and Class 8A-9 Certificates.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 3.1.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

3.1
Amendment No. 2 dated as of October 10, 2012 to Master Servicing and Trust Agreement (the “Trust Agreement”), dated as of May 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as successor Trustee to Wachovia Bank, National Association, The Bank of New York Mellon, as successor Securities Administrator to JPMorgan Chase Bank, National Association, and The Bank of New York Mellon, as successor Master Servicer to JPMorgan Chase Bank, National Association, as amended by Amendment No. 1 dated as of August 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

Dated:  October 10, 2012

EXHIBIT INDEX

    Exhibit No.                                                                                     Description

3.1
Amendment No. 2 dated as of October 10, 2012 to Master Servicing and Trust Agreement (the “Trust Agreement”), dated as of May 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as successor Trustee to Wachovia Bank, National Association, The Bank of New York Mellon, as successor Securities Administrator to JPMorgan Chase Bank, National Association, and The Bank of New York Mellon, as successor Master Servicer to JPMorgan Chase Bank, National Association, as amended by Amendment No. 1 dated as of August 1, 2005.